Exhibit 31.1

OBALON THERAPEUTICS, INC.
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Rasdal, certify that:

1.                I have reviewed this Amendment No. 1 to the Quarterly Report on Form 10-Q of Obalon Therapeutics, Inc.;

2.              Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: June 24, 2020	/s/ Andrew Rasdal
Andrew Rasdal
President and Chief Executive Officer
(Principal Executive Officer)